                                                                    EXHIBIT 99.1

Press Release


UTStarcom Reports Record Second Quarter Results

Quarterly Revenues Up 85% Year Over Year

ALAMEDA, Calif., July 12, 2001 - UTStarcom, Inc. (Nasdaq:UTSI) today reported its second quarter 2001 results for the period ended June 30, 2001.

Net sales for the second quarter of 2001 increased to $140.0 million, an 85% increase over the $75.7 million in net sales reported in the prior year period. Year to date sales rose to $259.2 million as compared to $134.3 million in the first half of 2000; an increase of 93%.

Pro forma net income (excluding non-cash charges for stock compensation and amortization) for the second quarter of 2001 increased to $15.3 million, or $0.15 per share, as compared to $8.2 million, or $0.08 per share in the prior
year period.   Year to date, Pro forma net income (excluding non-cash charges for stock compensation and amortization) was $27.4 million, or $0.26 a share, as compared to $11.6 million, or $0.12 per share for the first half of 2000.

"Once again, we have had another outstanding quarter in both revenue and profits," said Hong Lu, Chief Executive Officer of UTStarcom, Inc. "We are extremely pleased with our results and believe they are reflective of continued strong demand for our products."

Actual net income (including stock compensation expense, amortization of intangible assets, in-process research and development costs and beneficial conversion feature) for the second quarter of 2001 was $12.3 million, or $0.12 per share compared to net income of $5.0 million, or $0.05 per share for the second quarter of 2000. Year to date actual net income (including stock compensation expense, amortization of intangible assets, in-process research and development costs and beneficial conversion feature) was $21.6 million, or $0.21 per share as compared to $0.8 million, or $0.01 per share in the prior year period.

Conference Call

UTStarcom will conduct a conference call on Thursday, July 12 at 1:30 pm (PDT), which is open to the public. The conference call dial-in numbers are: United States - 800-230-1085; International - 612-332-0107.

Investors will also have the opportunity to listen to the conference call over the Internet through UTStarcom's Investor Relations web site at:
http://www.utstarcom.com/investors/index.html.  To listen to the live call,
---------------------------------------------
please go to the website at least 15 minutes early to register, download and install any necessary audio software.

There will not be a replay of the conference call or the webcast.

About UTStarcom, Inc.

UTStarcom designs, manufactures, sells and installs an integrated suite of future-ready access network and next-generation switching solutions. UTStarcom's products enable wireless and wireline operators in fast-growth markets worldwide to offer voice, data, and Internet access services rapidly and cost-effectively by utilizing existing infrastructure.

UTStarcom's products provide a migration path from wireline to wireless, from narrowband to broadband, and from circuit- to packet-based networks by employing "Next Generation Network Technology. Now."

The company's customers are public telecommunications service providers that operate wireless and wireline voice and data networks in rapidly growing communications markets around the world. Current product offerings include:

 .    PAS/TM/, which provides voice and data services over city-wide mobile wireless networks;
 .    AN-2000, a broadband and narrowband access system for wireline networks;
 .    WACOS, an IP-based SoftSwitch platform designed to deliver voice and data services using a highly distributed architecture. WACOS contains a SoftSwitch call server, a distributed multi-service IP gateway and a full suite of subscriber management, mediation and billing services.

The company manufactures the majority of its products at two ISO9002 certified facilities located in China, and maintains sales and customer support sites throughout Mainland China and in Iselin, NJ; Alameda, CA; Miami, FL; Taipei, Taiwan; Hong Kong; and Tel Aviv, Israel.

UTStarcom was founded in 1991 and is headquartered in Alameda, California.

PAS, AN-2000, WACOS and the UTStarcom name and logo are trademarks of UTStarcom, Inc. and its subsidiaries.


Forward-Looking Statements

The foregoing statements regarding customer acceptance of the Company's products, continued demand for the Company's products and the capabilities of the Company's products are forward-looking in nature and subject to risks and uncertainties. These factors include rapidly changing technology, the changing nature of China's telecommunications markets, the termination of significant contracts, reduction or delays in system deployments, product transitions, changes in demand for the Company's products, , general adverse economic conditions and trends and uncertainties such as changes in government regulation and licensing requirements. The Company also refers readers to the risk factors identified in its Registration Statement on Form S-3 filed with the Securities and Exchange Commission.

Company Contacts

Michael J. Sophie
Vice President of Finance, CFO
UTStarcom, Inc.
510-749-1510

Chesha E. Kamieniecki
Investor Relations Manager
UTStarcom, Inc.
510-749-1560

SOURCE: UTStarcom, Inc.

                                UTStarcom, Inc.
                Pro Forma Consolidated Statements of Operations
      Excluding Amortization of Deferred Compensation and Amortization of
                               Intangible Assets
                   (In thousands, except per share amounts)
                                  (Unaudited)


                                                                   Three months ended                 Six months ended
                                                                 June 30,        June 30,        June 30,           June 30,
                                                                   2001            2000            2001               2000
                                                                 ----------   --------------    -----------      ---------------
                                                                               as restated                        as restated
                                                                                 (Note 2)                           (Note 2)
Net sales                                                        $  140,047   $       75,676    $   259,228      $       134,263
Cost of sales                                                        90,129           48,391        167,884               86,332
                                                                 ----------   --------------    -----------      ---------------
Gross profit                                                         49,918           27,285         91,344               47,931
Operating expenses:
  Selling, general and administrative                                18,202            9,680         31,652               18,942
  Research and development                                           12,807            8,226         24,641               14,540
                                                                 ----------   --------------    -----------      ---------------
Total operating expenses                                             31,009           17,906         56,293               33,482

Operating income                                                     18,909            9,379         35,051               14,449

Interest and other income (expenses)                                  1,686            3,039          2,138                3,811
Equity in income (loss) of affiliated companies                        (457)            (181)          (701)                (460)
                                                                 ----------   --------------    -----------      ---------------
Income (loss) before income taxes, minority interest and
  cumulative effect of a change of accounting principle              20,138           12,237         36,488               17,800
Income tax expense                                                    4,032            3,797          7,684                4,715
Minority interest in (earnings) of consolidated
  subsidiaries                                                         (834)            (264)        (1,427)                (525)
                                                                 ----------   --------------    -----------      ---------------
Income (loss) before cumulative effect of change in
  accounting principle                                               15,272            8,176         27,377               12,560
Cumulative effect of change in accounting principle                       -                -              -                 (980)
                                                                 ----------   --------------    -----------      ---------------
Net income                                                       $   15,272   $        8,176    $    27,377      $        11,580
                                                                 ==========   ==============    ===========      ===============
Basic earnings (loss) per share:

Income before cumulative effect of change in accounting
  principle                                                            0.16             0.09           0.28                 0.19
Cumulative effect of change in accounting principle                       -                -              -                (0.02)
                                                                 ----------   --------------    -----------      ---------------
Net income per share                                                   0.16             0.09           0.28                 0.18
                                                                 ==========   ==============    ===========      ===============

Diluted earnings (loss) per share:

Loss before cumulative effect of change in accounting
  principle                                                            0.15             0.08           0.26                 0.13
Cumulative effect of change in accounting principle                       -                -              -                (0.01)
                                                                 ----------   --------------    -----------      ---------------
Net income per share                                                   0.15             0.08           0.26                 0.12
                                                                 ==========   ==============    ===========      ===============

Weighted average shares used in per-share calculation:
- Basic                                                              97,269           93,527         97,171               64,697
                                                                 ==========   ==============    ===========      ===============
- Diluted                                                           105,264          104,506        105,259               99,846
                                                                 ==========   ==============    ===========      ===============

                                                                   Three months ended                 Six months ended
                                                                 June 30,        June 30,        June 30,           June 30,
                                                                   2001            2000            2001               2000
                                                                 ----------   --------------    -----------      ---------------
1. The above pro forma statements have been adjusted
  to exclude the following non-cash expenses:
Stock compensation expense:
Cost of Sales                                                            11               23             24                   56
Selling, general and administrative                                     557            1,249          1,238                3,051
Research and development                                                479              660          1,057                5,255
                                                                 ----------   --------------    -----------      ---------------
Total stock compensation expense                                 $    1,047   $        1,932    $     2,319      $         8,362
                                                                 ==========   ==============    ===========      ===============

Amortization of intangible assets                                $    1,965   $        1,224    $     3,436      $         2,447
                                                                 ==========   ==============    ===========      ===============

2. The results of operations for the three months ended June 30, 2000, and the six months ended June 30, 2000, as previously reported in the Company's interim 2000 financial statements filed on Form 10-Q, have been adjusted to reflect the application of SAB 101 "Revenue Recognition in Financial Statements" effective January 1, 2000.

                                UTStarcom, Inc.
                     Consolidated Statements of Operations
                   (In thousands, except per share amounts)
                                  (Unaudited)

                                                          Three months ended                     Six months ended
                                                  June 30,            June 30,            June 30,           June 30,
                                                    2001                2000                2001               2000
                                               ------------      -----------------      -------------   -------------------
                                                                 as restated (Note 2)                   as restated (Note 2)
Net sales                                      $    140,047      $          75,676      $     259,228   $           134,263
Cost of sales                                        90,140                 48,414            167,908                86,388
                                               ------------      -----------------      -------------   -------------------
Gross profit                                         49,907                 27,262             91,320                47,875
Operating expenses:
  Selling, general and administrative                18,759                 10,929             32,890                21,993
  Research and development                           13,286                  8,886             25,698                19,795
  Amortization of intangible assets                   1,965                  1,224              3,436                 2,447
                                               ------------      -----------------      -------------   -------------------
Total operating expenses                             34,010                 21,039             62,024                44,235

Operating income                                     15,897                  6,223             29,296                 3,640

Interest and other income (expenses)                  1,686                  3,039              2,138                 3,811
Equity in income (loss) of affiliated companies        (457)                  (181)              (701)                 (460)
                                               ------------      -----------------      -------------   -------------------
Income (loss) before income taxes and minority
 interest                                            17,126                  9,081             30,733                 6,991
Income tax expense                                    4,032                  3,797              7,684                 4,715
Minority interest in (earnings) of consolidated
subsidiaries                                           (834)                  (264)            (1,427)                 (525)
                                               ------------      -----------------      -------------   -------------------
Income (loss) before cumulative effect of            12,260                  5,020             21,622                 1,751
 change in accounting principle
Cumulative effect of change in accounting
principle                                                 -                      -                    -                (980)
                                               ------------      -----------------      -------------   -------------------
Net income (loss)                              $     12,260      $           5,020      $      21,622   $               771
                                               ============      =================      =============   ===================

Basic earnings (loss) per share:

Income (loss) before cumulative effect of
 change in accounting principle                        0.13                   0.05               0.22                  0.03
Cumulative effect of change in accounting
 principle                                                -                      -                  -                 (0.02)
                                               ------------      -----------------      -------------   -------------------
Net income (loss) per share                            0.13                   0.05               0.22                  0.01
                                               ============      =================      =============   ===================
Diluted earnings (loss) per share:

Income (loss) before cumulative effect of
 change in accounting principle                        0.12                   0.05               0.21                  0.02
Cumulative effect of change in accounting
 principle                                                -                      -                  -                 (0.01)
                                               ------------      -----------------      ------------    -------------------
Net income (loss) per share                            0.12                   0.05               0.21                  0.01
                                               ============      =================      =============   ===================

Weighted average shares used in per-share
 calculation:
  - Basic                                            97,269                 93,527             97,171                64,697
                                               ============      =================      =============   ===================
  - Diluted                                         105,264                104,506            105,259                99,846
                                               ============      =================      =============   ===================

                                                          Three months ended                     Six months ended
                                                  June 30,            June 30,            June 30,           June 30,
                                                    2001                2000                2001               2000
                                               ------------      -----------------      -------------   -------------------
1. The above statements include the following
stock compensation expense:
Cost of Sales                                            11                     23                 24                    56
Selling, general and administrative                     557                  1,249               1238                 3,051
Research and development                                479                    660               1057                 5,255
                                               ------------      -----------------      -------------   -------------------
Total stock compensation expense               $      1,047      $           1,932      $       2,319   $             8,362
                                               ============      =================      =============   ===================

2. The results of operations for the three months ended June 30, 2000, and the six months ended June 30, 2000, as previously reported in the Company's interim 2000 financial statements filed on Form 10-Q, have been adjusted to reflect the application of SAB 101 "Revenue Recognition in Financial Statements" effective January 1, 2000.

                                 UTStarcom, Inc.
                           Consolidated Balance Sheets
                                 (In thousands)
                                   (Unaudited)

                                                                          June 30,            December 31,
                                                                            2001                 2000
                                                                       --------------       --------------
                                                                         (unaudited)
                                        ASSETS
Current assets:
   Cash and cash equivalents                                             $   217,657          $   149,112
   Short term investments                                                     27,969               83,858
   Accounts receivable, net                                                  186,265              161,330
   Receivable from related parties                                             1,745                  406
   Inventories, net                                                          181,192              118,995
   Other current assets                                                       45,750               17,674
                                                                       --------------       --------------
Total current assets                                                         660,578              531,375
Property, plant and equipment, net                                            31,813               21,999
Long-term investments                                                         17,026               12,397
Goodwill and intangible assets, net                                           26,010               20,238
Other long term assets                                                         5,356                5,828
                                                                       --------------       --------------
   Total assets                                                          $   740,783          $   591,837
                                                                       ==============       ==============

                         LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                                      $    63,059          $    44,564
   Debt                                                                       57,834               43,381
   Income taxes payable                                                            -                7,170
   Deferred revenue                                                           89,642               31,678
   Other                                                                      49,400               34,721
                                                                       --------------       --------------
Total current liabilities                                                    259,935              161,514
                                                                       --------------       --------------

Long-term debt                                                                12,048               12,048
Minority interest in consolidated subsidiaries                                 6,678                5,956
Stockholders' equity:
Common stock                                                                     124                  120
Additional paid-in capital                                                   452,206              426,665
Deferred stock compensation                                                   (3,950)              (6,491)
Retained earnings (deficit)                                                   13,814              (7,808)
Notes receivable from shareholders                                              (201)                (314)
Other comprehensive income                                                       129                  147
                                                                       --------------       --------------
Total stockholders' equity                                                   462,122              412,319
                                                                       --------------       --------------
                                                                       --------------       --------------
     Total liabilities and stockholders' equity                          $   740,783          $   591,837
                                                                       ==============       ==============